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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):  FEBRUARY 24, 1999



                               FORE SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                     0-24156                  25-1628117
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)



               1000 FORE DRIVE, WARRENDALE, PA                15086
           (Address of Principal Executive Offices)         (Zip Code)



       Registrant's telephone number, including area code: (724) 742-4444



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Item 5.           Other Events.

                  On February 24, 1999, FORE Systems, Inc. ("FORE") acquired all the issued and outstanding share capital of Euristix Limited, based in Dublin, Ireland. A copy of the press release issued by FORE on February 25, 1999 relating to the transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits. The following exhibit is filed as part of this
                      Current Report on Form 8-K:



                              Description                        Exhibit No.
                  -------------------------------------          -------------
                  Press Release dated February 25, 1999              99.1



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FORE Systems, Inc.


Date: March 22, 1999                       By: /s/ BRUCE E. HANEY
                                               -------------------------------
                                               Bruce E. Haney
                                               Senior Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


                              Description                         Exhibit No.
                  -------------------------------------           -----------
                  Press Release dated February 25, 1999              99.1